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                                                                   EXHIBIT 10.54




                                    SAP KOREA
                  R/3 SOFTWARE END-USER VALUE LICENSE AGREEMENT

THIS R/3 SOFTWARE END-USER VALUE LICENSE AGREEMENT, together with all Exhibits and Appendices hereto (hereinafter referred to as "Agreement") is made effective between SAP Korea Ltd. (hereinafter referred to as "SAP") and Hyundai Information Technology Co., Ltd. (hereinafter referred to as "Licensee") in regard to a license to Use (as defined herein) the R/3 Software (as defined herein) upon the terms and conditions hereinafter set forth. The effective date of the Agreement and the official name of Licensee are stated in the last page of the Agreement.

                                     RECITAL

WHEREAS, SAP and Licensee have concluded a SAP Korea R/3 Software End-User Value License Agreement signed on 30 June 1996 (hereinafter referred to as "End-User Agreement").

WHEREAS, SAP sent Licensee a letter titled "ADDITIONAL MATTERS AS TO SAP KOREA R/3 SOFTWARE END-USER VALUE LICENSE AGREEMENT" dated 7 October 1996 (hereinafter referred to as "Letter").

WHEREAS, both SAP and Licensee desire to conclude the Agreement to supersede the terms and conditions of the End-User Agreement and the Letter into the Agreement so that both parties hereto can improve and expand the business relations between them.

WHEREAS, SAP and Licensee agree that Licensee is the only counter-party herein for the Agreement with SAP for any companies within the Hyundai Group as set out in Exhibit B.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, SAP and Licensee agree as follows:

1. DEFINITIONS.

1.1. "ABAP/4 Development Workbench Users" means those individuals, who by password allocation, are authorized to log on to the Software to use the ABAP/4 Development Workbench tools to create Modifications and Extensions to the Software and in-house developments. Such Users may also be referred to as "D/W Users". Each D/W User must also be licensed as a Basis/Workflow User.

1.2. "Affiliate" means a corporation located in the Territory controlling, controlled by or under common control with Licensee. For purposes of this definition, "control" means the power to direct the management or policies of an entity, directly or indirectly, through the ownership of securities. "Controlling" and "controlled" have corresponding meanings. Any such corporation shall be considered an Affiliate for only such time as such relationship continues to exist. Affiliates shall mean the companies in the Hyundai Group as set out in Exhibit B and their future successors.


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1.3. "Application Database" means an integrated set of files used with the
Software which contain data and information for supporting the business operations of Licensee and its authorized Affiliates, including master data and associated transaction detail, system tables, and internal control information. An Application Database shall not contain more than one Third Party Database management system.

1.4. "Application Server" means each individual server connected to each Designated Unit into which the Software is downloaded from such Designated Unit for presentation to a computer terminal or workstation.

1.5. "Basis/Workflow Users" means those individuals, who by password allocation, are authorized to log on to the Software solely for the purpose of executing the following transactions (i) e-mail; (ii) calendar functions; (iii) entering travel arrangements and expenses; (iv) document management including optical archiving; (v) workflow organizational management (vi) monitoring and administration of the Software; (vii) creating IDocs; (viii) entry and approval of vacation applications; (ix) initializing workflows; and (x) in the event Human Resources functionality is licensed, all transactions contained in such Human Resources functionality.

1.6. "Correction Level" means an update to, correction of, or further developmental work in the Software as between Versions and is identified by the letter following the Version identifier (e.g., 2.1A).

1.7. "Designated Site" means those facilities of Licensee or of Affiliate(s) located in the Territory in which one or more Designated Units are located and which are identified in Appendices to this Agreement.

1.8. "Designated Unit" means each individual computer located at a Designated Site in which the Software and the Third Party Database are installed. Each Designated Unit must be approved by SAP as compatible with the Software and the Third Party Database and must be identified as specified in Appendices hereto.

1.9. "Documentation" means SAP's standard documentation, in human or machine-readable format in any medium, which is delivered to Licensee under this Agreement including SAP's standard manuals, program listings, data models, flow charts, logic diagrams, input and output forms, functional specifications and instructions, and complete or partial copies of the foregoing.

1.10. "Extension" means an addition to the Software which does not require a Modification.

1.11. "Information Users" means those individuals, who by password allocation, are authorized to log on to the Software solely to "read only" Software transactions for internal information purposes and are not authorized to input data, write data, or execute Software transactions. Each Information User must also be licensed as a Basis/Workflow User.

1.12.   "Korea" means the Republic of Korea.



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1.13. "Modification" means a change to the Software which changes the source code.

1.14. "Multiple Utilization" means the installation of the Software on more than one Designated Unit for Productive Use, or the setting up of more than one Application Database on one Designated Unit for Productive Use. Multiple Utilization of the Software may subject Licensee to payment of additional license fees.

1.15. "Named Users" means those individuals who by password allocation are authorized to log on to the Software and execute Software transactions. Named Users may also be referred to as "Operational Users". Each Named User must also be licensed as a Basis/Workflow User.

1.16. "Non-Productive Use" means Use of the Software solely for Licensee's or an authorized Affiliate's internal training or testing.

1.17. "Productive Use" means Use of the Software solely to operate Licensee's or an authorized Affiliate's business, including Electronic Data Interchange transactions and developmental work.

1.18. "Program Concepts" means the concepts, techniques, ideas and know-how embodied and expressed in any computer programs or modules included in the Software, including the structure, sequence and organization of such programs or modules.

1.19. "Proprietary Information" means: (i) with respect to SAP: the Software and the Documentation and any complete or partial copies thereof, the Program Concepts, SAP licensers' Third Party Database, any other third-party software licensed with or as part of the Software ("Other Third Party Software"), benchmark results, and any other information identified or reasonably identifiable as confidential and proprietary information of SAP, SAP AG, or their licensers ("SAP Proprietary Information"); and (ii) with respect to
Licensee: information identified or reasonably identifiable as the confidential and proprietary information of Licensee

("Licensee Proprietary Information"), provided that any part of the SAP or Licensee Proprietary information which: (a) is or becomes publicly available through no act or failure of the other party, or (b) was or is rightfully acquired by the other party from a source other than the disclosing party prior to receipt from the disclosing party, or (c) becomes independently available to the other party as a matter of right shall be excluded.

1.20. "Release" means each issuance of the Software by SAP AG which incorporates SAP AGs most recent technological functionality and is identified by the numeral to the left of the decimal point (e.g., 2.0).

1.21. "Requisition and Confirmation Users" means those individuals, who by password allocation, are authorized to log on to the Software solely for the purpose of submitting purchase requisitions or entering order completion confirmations. Such Users may also be referred to as "R/C Users". Each R/C User must also be licensed as a Basis/Workflow User.



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1.22. "SAP AG" means SAP Aktiengesellschaft, a German corporation, having offices located at Neurottstrasse 16, D-69190 Walldorf, Germany and the parent company of SAP.

1.23. "Single Utilization" means Productive Use and Non-Productive Use of the Software on one Designated Unit with one Application Database.

1.24. "Software" means: (i) all R/3 software specified in agreed upon Appendices hereto, in machine- or human-readable form, developed by or licensed to SAP AG and delivered to Licensee hereunder, (ii) any Releases, Versions, or Correction Levels of the Software as contemplated by this Agreement and (iii) any complete or partial copies or replacements of any of the foregoing.

1.25. "Territory" means the country of Korea and any additional countries as agreed upon in advance in writing by the parties as set out in Exhibit A

1.26. "Third Party Database" means a third-party proprietary database described in Section 2.5.

1.27. "Use" means to load, execute, employ, utilize, store, or display the Software. Use is deemed to occur on the Designated Unit(s) where any of such processes occur and at any Application Server or computer terminal or workstation that initiates or is activated by these processes.

1.28. "Users" means any combination of Named, Information, R/C, D/W or Basis/Workflow Users licensed under this Agreement. Each User must be separately licensed for Use in each functional block of the Software required and for each Licensee company code of each Application Database for which access to the Software is required.

1.29. "Version" means each issuance of each Release of the Software developed by SAP AG which has incorporated further development work within the technology of that Release and is identified by the numeral to the right of the decimal point (e.g., 2.1).

2. LICENSE GRANT.

2.1. Right to Use.

        (a) Subject to this Agreement SAP grants and Licensee accepts a non-exclusive, nontransferable license to Use the Software, the Documentation, the Third Party Database and other SAP Proprietary Information provided by SAP to Licensee for Productive and Non-Productive Uses. Licensee agrees that this license does not permit Licensee to: (i) Use the Software and the Third Party Database for a service bureau application; or (ii) sublicense, or otherwise transfer, assign, or rent the Software or the Third Party Database.

        (b) Licensee agrees to install the Software and the Third Party Database only on Designated Unit(s) located at Designated Site(s) as agreed to by the parties in Appendices hereto. Licensee further agrees to Use the Software and the Third Party Database only in accordance



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with the Documentation. Licensee may connect multiple Application Servers to each Designated Unit and connect a network of computer terminals and workstations to the Application Servers.

        (c) Licensee may transfer the Software and the Third Party Database from one Designated Unit to another at a licensed Designated Site upon prior written notice to SAP. The Software and the Third Party Database must be promptly deleted in its entirely from the Designated Unit no longer in Use and from each archival and back-up copy for that Designated Unit.

        (d) If Licensee is unable to Use the Software and the Third Party Database on a Designated Unit because of conditions beyond its control, Licensee may temporarily install the Software and the Third Party Database on equivalent equipment located within the Territory until such condition is corrected; provided that (i) Licensee takes the same measures with respect to the temporary installation to prevent unlicensed access to and Use of the Software and the Third Party Database; and (ii) Licensee shall provide written notice to SAP within two business days of such installation.

        (e) Licensee is licensed to install at the Designated Site no more than four copies of the Software and the Third Party Database on Designated Unit(s) for Non-Productive Use. Designated Unit(s) utilized for Non-Productive Use of the Software and the Third Party Database must be of the same type as those used at the Designated Site for Productive Use. Only one copy of the Software and one copy of the Third Party Database is licensed for Productive Use on each Designated Unit of the Designated Site, unless otherwise agreed upon in writing by SAP.

2.2. Use of Software by Affiliates. SAP agrees that Affiliates may Use the Software, the Documentation, the Third Party Database and other SAP Proprietary Information; provided that prior to any Affiliate's Use of the Software, the Documentation, the Third Party Database and other SAP Proprietary Information:
(i) each Affiliate shall sign and deliver to SAP a copy of Appendix 2 to this Agreement (in the form attached hereto) certifying its agreement to be bound by the terms herein; and (ii) such Use by such Affiliate shall be subject to the following: (A) Licensee accepts responsibility for the acts or omissions of such Affiliates as if they were Licensee's acts or omissions; (B) Licensee shall indemnify SAP and SAP AG against losses or damages suffered by SAP or SAP AG arising from breach of this Agreement by any such Affiliate as if effected by Licensee; and (C) such Use shall not constitute an unauthorized exportation of the Software, the Documentation, the Third Party Database and other SAP Proprietary Information under all applicable laws and regulations.

2.3. Audit Right.

        (a) The maximum number of Users applicable to the Software licensed hereunder shall be specified in Appendices to this Agreement. Licensee shall promptly provide written notice to SAP if the number of Users exceeds such maximum number.




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        (b) Licensee and its authorized Affiliates shall allow access to the
Software, the Documentation, the Third Party Database and other SAP Proprietary Information provided to Licensee and/or Affiliates only to employees or agents of Licensee or its authorized Affiliates acting within the scope of a formal employment or agency relationship.

        (c) During normal business hours and at any time during which the Software, the Documentation, the Third Party Database and other SAP Proprietary Information are being utilized, SAP, or its authorized representatives or licensers, shall have the right upon reasonable advance notice, to enter into the premise(s) of Licensee or any Affiliate and to audit and inspect Licensee's or any Affiliate's utilization of such items, in order to verify compliance with the terms of this Agreement.

2.4. Archival Copy; Restriction on Copies; Legends to be Reproduced.

        (a) Licensee may make one copy of the Software and the Third Party Database at each Designated Site for archival purposes and such number of backup copies of the Software and the Third Party Database consistent with Licensee's normal periodic backup procedures.

        (b) Licensee may reproduce or copy any portion of the Documentation into machine-readable or printed form for its internal use only as required to exercise its rights hereunder.

        (c) Licensee shall include SAP's and SAP's Third Party Database licensers' copyright trademark, service mark, and other proprietary notices on any complete or partial copies of the Software, the Documentation, the Third Party Database or other SAP Proprietary Information in the same form and location as the notice appears on the original work.

2.5. Runtime License for Application Database. The Software requires a Third Party Database which may be licensed through SAP (the "Runtime License") or directly as a full license ("Full License") from a Third Party Database licenser approved by SAP. Licensee shall certify in an Appendix to this Agreement either that it shall use and maintain the Runtime License from SAP or that it has obtained and will maintain a Full License from a Third Party Database licenser. In the event Licensee obtains a Full License directly from a Third Party Database licenser, the license grant in this Section 2 shall be restricted to such extent required to implement those restrictions imposed on Licensee directly by such Third Party Database licenser. This Agreement shall terminate automatically if, for any reason: (i) Licensee fails to obtain or maintain a Runtime License or Full License; or (ii) Licensee's Runtime License or Full License terminates prior to the termination of this Agreement SAP makes no representations or warranties as to the Third Party Database or its operation.

3. DELIVERY AND INSTALLATION.

3.1. Delivery. The Licensed number of copies of the Software and the Third Party Database in machine-readable format and the Documentation, shall be delivered to Licensee's Designated Sites during the period specified in Appendices hereto ("Delivery").

3.2. Installation; Support Services.



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        (a) Licensee shall be responsible for installation of the Software and the Third Party Database. At Licensee's request and on terms to be agreed upon, SAP shall install the Software and the Third Party Database. SAP's installation services are limited to loading the Software and the Third Party Database into the Designated Unit and testing the Software using SAP's standard set of test data. Licensee shall be responsible for configuring and installing any required disk storage systems, network software, Application Servers, Designated Units, and computer terminals and workstations prior to installation of the Software and the Third Party Database. Installation shall be deemed successful and completed when the Software and the Third Party Database are loaded on a Designated Unit and are ready for Use.

        (b) At Licensee's request and on terms to be agreed upon separately, SAP may agree to provided pre-installation support installation support training, and consulting services for the Software.

        (c) On the basis that support services shall be chargeable, SAP shall make its best efforts to secure qualified and eligible resources for Licensee.

4. PRICE AND PAYMENT.

4.1. License Fees. In consideration of the license granted hereunder, Licensee shall pay to SAP license fees as set forth in Appendix 1 hereto ("License Fees"). The amount of License Fees shall be calculated based on the total number of Users, the Software and the Third Party Database licensed, and the payment terms for such License Fees shall be specified in Appendix 1 hereto. Fees for Maintenance Services ("Maintenance Fees") shall be paid as set forth in Section 7.4.

4.2. Taxes. License and Maintenance Fees and other charges described in this Agreement and its Appendix, or in SAP's most recent list of prices and conditions, do not include national, provincial, municipal or local sales, use, property, excise, consumption, service, import withholding, value-added or other taxes now or hereafter levied, all of which shall be for Licensee's account. Any taxes, duties or amounts in lieu thereof paid or payable by SAP in respect of any such taxes or duties on such fees or charges (excepting only taxes on net income) shall be added to Licensee's payment obligations as an additional fee which shall be due within thirty days after dispatch of SAP's invoice to Licensee therefor.

4.3. Expenses. Daily fees, pre-approved travel expenses, and incidental expenses relating to support services shall be paid as set forth in SAP's then current List of Prices and Conditions. SAP shall bill such fees and expenses monthly, attaching time sheets or other records customarily used by SAP.

5. TERM AND TERMINATION.

5.1. Term. This Agreement and the license granted hereunder shall become effective on the effective date stated in this Agreement upon execution by both parties and shall continue in effect thereafter unless terminated under Section 5.2.



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5.2. Termination. This Agreement and the license granted hereunder may be terminated upon the earliest to occur of the following: (i) thirty days after Licensee gives SAP written notice of Licensee's desire to terminate this Agreement; (ii) thirty days after SAP gives Licensee notice of Licensee's material breach of any of the Agreement (other than Licensee's breach of its obligations under Sections 6 or 12, which breach shall result in immediate termination), including more than thirty days delinquency in Licensee's payment of any money due hereunder, unless Licensee has cured such breach during such thirty day period; (iii) immediately if any of the following events exists or occur with respect to Licensee: (A) a petition for attachment or injunction, whether provisional or permanent public sale, or a proceeding in bankruptcy, composition, rearrangement or reorganization has been filed, or any liquidation has commenced; (B) any demand for payment of unpaid taxes or assessments has been received, or any attachment to secure the payment of such taxes or assessment has been levied; (C) competent authorities have ordered to suspend the business or to revoke or otherwise terminate any permits, rights, or privileges required for the conduct of the business; (D) any resolution of the assignment or cessation of the whole or material part of business has been made;
(E) any note or check has been dishonored; or (F) the assets, business, credit and the like has been seriously impaired, or there is any indication leading to a reasonable belief of the likelihood of such impairment.

5.3. Effect of Termination. Upon any termination of this Agreement Licensee shall immediately pay all amounts due to SAP; Sections 6, 8.6, 9, 10, 11, 13.6, and 13.8 shall survive such termination; Licensee's rights under Section 2 shall immediately cease; and SAP and Licensee each shall perform its obligations under
Section 6.3.

5.4. No Refund. In the event of any termination hereunder, Licensee shall not be entitled to any refund of any payments made by Licensee, except as expressly stated otherwise in this Agreement

6. PROPRIETARY RIGHTS.

6.1. SAP Proprietary Information.

        (a) Licensee acknowledges and shall cause its authorized Affiliates to acknowledge in writing that ownership of and title in and to all intellectual property rights, including patent, trademark, service mark, copyright and trade secret rights, in the SAP Proprietary Information are and shall remain in SAP and SAP AG and their respective licensers. Licensee acquires only the right to Use the SAP Proprietary Information under the terms and conditions of this Agreement and does not acquire any ownership rights or title in or to the SAP Proprietary Information and that of their respective licensers.

        (b) Licensee shall not copy, translate, disassemble, or decompile the Software and the Third Party Database, nor create or attempt to create, by reverse engineering or otherwise, the source code from the object code of the Software and the Third Party Database or use the object code or source code of the Software and the Third Party Database to create a derivative work, unless authorized in writing by SAP. In the event source code is provided to Licensee, SAP, in its sole discretion, reserves the right to delete, or to require the deletion of, such source code and all copies thereof from Licensee's Designated Unit(s), Application Server(s), and computer



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terminals or workstations, data files, and archival and backup copies whenever a future Release, Version, or Correction Level provides for like functionality in an object code formal Other than as specified herein, any tools licensed with or included in the Software may not be copied, in whole or in part without the express written consent of SAP.

(c) Licensee shall not remove any proprietary, copyright trademark, or service mark legend from the Software, the Documentation, the Third Party Database or other SAP Proprietary Information.

(d) Licensee shall maintain a log of the number and location of all originals and copies of the Software and the Third Party Database. The inclusion of a copyright notice on any portion of the Software , the Documentation, the Third Party Database or other SAP Proprietary Information shall not cause or be construed to cause it to be a published work.

(e) All Modifications and Extensions to the Software, and all changes and additions to the Documentation shall be considered part of the Software and the Documentation for purposes of this Section 6.

6.2. Protection of Proprietary Information. In order to protect the rights of SAP, SAP AG and their licensers and Licensee in their respective Proprietary Information, SAP and Licensee agree as follows:

        (a) Neither party shall, without the other party's prior written consent disclose, provide, or make available any of the Proprietary Information of the other party in any form to any person, except to bona fide employees, officers, directors or consultants of such party whose access is necessary to enable such party to exercise its rights hereunder. Each party agrees that prior to disclosing any Proprietary Information of the other party to any consultant it shall obtain from that consultant a written acknowledgment that such consultant shall be bound by the same terms as specified in this Section 6 with respect to the Proprietary Information.

        (b) Licensee and SAP acknowledge that any disclosure to third parties of Proprietary Information may cause immediate and irreparable harm to the owner of the Proprietary Information; therefore, each party agrees to take all reasonable steps and protective precautions to protect the Proprietary Information from disclosure to third parties.

6.3. Duties Upon Termination. Upon any termination hereunder, Licensee and its authorized Affiliates shall immediately cease Use of the Software, the Documentation, the Third Party Database and other SAP Proprietary Information and shall irretrievably delete and/or remove such items from all Designated Units, Application Servers, computer terminals, workstations, data files, and Designated Sites. Within ten days after any termination, Licensee shall deliver to SAP at Licensee's expense (adequately packaged and insured for safe delivery) or, at SAP's request destroy all copies of the SAP Proprietary Information in every form. Licensee further agrees to erase the Software, the Documentation, the Third Party Database and other SAP Proprietary Information from any storage media. Licensee agrees to have one of its officers, with



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the express authority to make such a representation, certify in writing to SAP that Licensee and each of Licensees authorized Affiliates has performed the foregoing. Within ten days after the date of termination, SAP shall return the Licensee Proprietary Information to Licensee.

6.4. Modifications and Extensions.

        (a) Licensee may make Modifications and Extensions for Use on Designated Units under the terms set forth in this Section 6.4.

        (b) In the event Licensee without SAP's participation develops any Extension or Modification (hereinafter referred to as "Licensee Extension" or a "Licensee Modification".) to the Software, Licensee shall have all rights, title and interest in such Licensee Extension or Licensee Modification subject to SAP's rights in the Software. Licensee agrees, however, that such Licensee Extension or Licensee Modification will be used solely in connection with Licensees and its Affiliates' business operations, and that such Licensee Extension or Licensee Modification will not be marketed, licensed or sublicensed, sold, assigned, or otherwise transferred or made available to any third party or other entity, without the express prior written consent of SAP, which consent shall not be unreasonably withheld. Licensee agrees to offer SAP the right of first refusal to any license to or assignment of such Licensee Extension or Licensee Modification and SAP agrees to negotiate in good faith for a mutually agreeable license or other arrangement for such rights.

        (c) In the event SAP develops either independently, or jointly with Licensee, any Extension or Modification to the Software, such Extension or Modification shall be the exclusive property of SAP and SAP AG, and Licensee will not grant either expressly or implicitly, any rights, title, interest or licenses to such Modifications or Extensions to any third party. Licensee shall be entitled to Use such Modification or Extensions on the Designated Unit (s) at the Designated Site(s) under the terms set forth in this Agreement.

        (d) The parties hereto agree that the granting of any rights, title, or interest to Licensee in any Extension or Modification (including Licensee Extensions and Licensee Modifications) shall not be construed by the parties hereto, or any court of law, to mean that SAP has granted or given up any rights, title, or interest in or to the SAP Proprietary Information or any part thereof.

        (e) Licensee agrees that it will not modify the Third Party Database and any other provided third-party software hereunder, unless expressly authorized in writing by such third-party vendor.

        (f) In the event when Licensee carries out Modifications, Licensee shall require a set up code from SAP for each Modification and shall register all Modifications to the Software to SAP prior to making such Modifications. Modifications may be used only on the Designated Units).

        (g) Licensee agrees to: (i) keep and adequate and current records of all Software Modifications (which records shall be made reasonably available to SAP); (ii) promptly disclose



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to SAP and provide copies to SAP of any Software Modification in which SAP or
SAP AG has ownership rights; and (iii) insert in all copies of the Software as modified all copyright trade secret or other notices thereon or therein as SAP may from time to time direct.

7. MAINTENANCE.

7.1. Maintenance Services.

        (a) Following the expiration of the Warranty Period (as defined in Section 8), and for such period as Licensee may elect in writing, but only for so long as SAP makes such services generally available in Korea, Licensee may request maintenance services (Maintenance Services') from SAP with respect to the Software. Maintenance. Services by SAP, unless expressly agreed otherwise in writing, are limited in total to four (4) Designated Sites which shall be specified in Appendix 1 hereto. Maintenance Services include the delivery of Releases and Versions, the correction of defects, and SAP's On-line Software Services, and, if separately purchased at fees and terms to be agreed upon, SAP's Early Watch Services. In order to receive Maintenance Services hereunder, Licensee at its own expense must make all required remote support and update connections to each Designated Unit as requested by SAP.

        (b) Maintenance Services shall not include the other services referenced in Section 7.3 and shall be offered only for the most recent Version and the Version immediately prior thereto. Whenever a new Release shall become commercially available, Maintenance Services will be offered for such new Release and the latest Version of the prior Release only until such time as a new Version becomes available.

7.2. New Releases and Versions. Upon Licensee's request and provided that Licensee has purchased Maintenance Services from SAP, SAP shall deliver new Releases and Versions and related Documentation to the Licensee at the Designated Sites for which SAP has Maintenance Services responsibility. Maintenance Services do not include the delivery of any software and documentation which SAP offers as separate products which have not been licensed by Licensee.

7.3. Other Services. All other services not referred to in this Section 7 shall be agreed upon separately and shall be subject to additional charges, including without limitation, the installation of new Releases and Versions, the incorporation of Modifications or Extensions into new Releases or Versions and related Documentation, and the adaptation of any authorized Modifications or Extensions developed by or for Licensee to new Releases or Versions.

7.4. Payment of Maintenance Fees. Unless otherwise specified in Appendix 1 hereto, Maintenance Fees shall be paid annually in advance in an amount calculated as the then current percentage factor multiplied by the net License fees for the Software licensed hereunder.

7.5. Termination of Maintenance Services. Maintenance Services may be terminated by Licensee in writing at any time upon three months prior written notice. Maintenance Services may be terminated by SAP upon three months prior written notice to Licensee in the event SAP does not make such services generally available in Korea. In the event of such termination by SAP, SAP shall refund the Maintenance Fees to Licensee on a pro-rata basis.



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8. PERFORMANCE WARRANTY.

8.1. Warranty Period; Warranty. SAP warrants that the Software will substantially conform to the functional specifications contained in the Documentation for six months following Delivery (the "Warranty") and will perform, when in Use without material alteration on the Designated Unit (s), in accordance with the Functional specifications set forth in the Documentation. SAP's warranty is subject to Licensee providing SAP and SAP AG necessary access, including remote access, to the Software.

8.2. Licensee's Defect Reports. Licensee must specifically identify to SAP the nature of the perceived Software defect which causes the Software not to conform substantially to the functional specifications and must specifically describe the conditions under which the perceived defect occurs. On SAP's request Licensee shall deliver such information in written form. Licensee shall provide SAP with sufficient test time and support on Licensees Designated Unit(s) to duplicate the defect to verify that the defect is with the Software, and to confirm that the defect has been corrected.

8.3. SAP's Obligation to Correct or Replace Defects. Should any component of the Software fail to conform substantially to the functional s tons therefor during the Warranty Period, SAP's sole obligation shall be, at SAP's option, to correct the defect by bringing the performance of the Software into substantial compliance with the functional specifications or to replace the defective component SAP shall not be required to refund any payments made by Licensee with respect to any component of the Software that is found to be defective. When Productive Use of the Software is significantly restricted by a reported defect and Licensee expressly so states in written form, SAP shall use its best efforts to commence work on correcting the defect no later than the first working day after receipt of the written notice, subject in each case to the provisions of this Section 8.

8.4. Correction of Defects. SAP will deliver a correction of the defect in writing and, if appropriate, in machine-readable form. Any installation shall be the responsibility of Licensee unless otherwise agreed to in writing by the parties. If, at Licensee's request SAP corrects a defect of any unsupported Version or Release, SAP may request and Licensee shall pay, additional charges.

8.5. Scope of Warranty.

        (a) The warranty set forth in this Section 8 shall not apply. (i) if the Software is not used in accordance with the Documentation; or (ii) to any Extensions or Modifications; or (iii) if the defect is caused by a Modification or Extension; or (iv) if the Software is not installed on a Designated Unit or
(v) to the extent that the defect is caused by or is contributed to by Licensee; or (vi) Licensee does not provide access, including remote access, to the Software as required under Section 8.1; or (vii) if the defect is caused by a Third-Party Database malfunction or any other software malfunction than the Software licensed herein.

        (b) SAP does not warrant that the Software will operate uninterrupted or that it will be free from minor defects or errors which do not materially affect such performance or that the applications contained in the Software are designed to meet all of Licensee's or its authorized Affiliate business requirements.

        (c) The Software, the Third Party Database and any other third party software, are not specifically developed or Licensed hereunder for Use in any direct and active operations in any nuclear, aviation, mass transit or medical applications, or in any other inherently dangerous applications. The parties hereto agree that Use of the Software, the Third Party Database and any other third party software solely for financial application purposes or other administrative purposes shall not be deemed inherently dangerous applications. SAP, SAP AG and its licensors shall not be liable for any claims or damages arising from inherently dangerous Use of the Software, the Third Party Database or any other third party software licensed hereunder or used by Licensee in connection herewith.

8.6. Express Disclaimer. SAP DISCLAIMS ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY STATUTORY WARRANTIES (SUCH AS THOSE PROVIDED IN THE KOREAN CIVIL CODE AND COMMERCIAL CODE) OR ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE EXCEPT TO THE EXTENT THAT ANY WARRANTIES IMPLIED BY LAW CANNOT BE VALIDLY WAIVED.

9. LIMITATION OF LIABILITY.

9.1. Licensee's Remedies. Subject to the limited warranty set forth in Section 8, Licensee's sole and exclusive remedies for any damages or loss in any way connected with the Software or services furnished by SAP, SAP AG and their licensers, whether due to SAP's negligence or breach of any other duty, shall be, by mutual agreement of Licensee and SAP, (i) replacement of the Software or performance of services or (ii) return or credit of an appropriate portion of any payment made or to be made by Licensee with respect to the applicable portion of the software or services. The foregoing limitation of liability does not apply to infringement of the property rights referred to in Section 10 or to personal injury or death caused solely by the gross negligence or willful misconduct of SAP.

9.2. SAP Not Responsible. SAP shall not be responsible for (i) the Modification or Extension of the Software to fit the particular requirements of Licensee, or
(ii) the correction of any program errors resulting from Modifications or Extensions or (iii) the correction of any program errors as a result of misuse of the Software by Licensee. Under no condition will SAP be responsible under this Agreement for preparation or conversion of data into the form required for use with the Software.

9.3. Exclusion of Damages. ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING UNDER NO CIRCUMSTANCES SHALL SAP, SAP AG, THIRD PARTY DATABASE LICENSORS AND ANY OTHER THIRD PARTY SOFTWARE LICENSORS BE LIABLE TO LICENSEE OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOODWILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, THIRD PARTY CLAIMS (EXCEPT THIRD PARTY CLAIMS COVERED UNDER SECTION 10.3),

COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES.

10. INDEMNIFICATION.

10.1. SAP Representation. SAP represents that SAP AG and its licensers own the Proprietary Information licensed by SAP hereunder, including all intellectual property rights therein, and that SAP has all rights from SAP AG and its licensers necessary to license, in accordance with the terms of this Agreement such Proprietary Information to Licensee.

10.2. No Representation Regarding Combination Use. SAP makes no representation with respect to the possibility of infringement by Combination Use of the Software. The parties agree that SAP has no duty to investigate nor to warn Licensee of any such possibility. As used herein, "Combination Use" means Use of the Software in combination or conjunction with any of the following unless such Use is prescribed in the Documentation: (i) any software (including any Licensee Extension or Licensee Modification) other than the Software; (ii) any computer other than a Designated Unit and for (iii) any other software or hardware not described in the Documentation or otherwise authorized by SAP.

10.3. Indemnification of Licensee.

        (a) Subject to Section 10.2, SAP shall indemnify Licensee against all claims, liabilities and costs, including attorneys! fees, up to the maximum amount described in Section 10.3(b), incurred in the defense of any claim brought against Licensee in Korea by third parties alleging that Licensee's Use of the Software and the Documentation infringes or misappropriates: (i) any Korean patent of which SAP is aware, or (ii) a Korean copyright or (iii) Korean trade secret rights; provided that Licensee promptly notifies SAP in writing of any such claim and SAP is permitted to control fully the defense and any settlement of such claim. Licensee shall cooperate fully in the defense of such claim and may appear, at its own expense through counsel reasonably acceptable to SAP. SAP may, in its sole discretion, substitute for the Software and the Documentation alternative substantially equivalent non-infringing programs and supporting documentation.

        (b) The maximum aggregate liability of SAP under the indemnity provided in Section 10.3(a) above shall be a sum equal to the aggregate payments actually made by Licensee to SAP under this Agreement at the time the claim of infringement arises, and if there should be more than one claim of infringement the amount payable under such indemnity in respect of each claim shall be divided pro rata.

10.4. Indemnification of SAP and SAP AG. Licensee shall indemnify SAP, SAP AG and their Third Party Database licensers against all claims, liabilities and costs, including reasonable attorneys, fees, reasonably incurred in the defense of any claim (other than for the infringement of intellectual property rights specified in Section 10.3 above), arising out of Licensee's unlicensed or unauthorized Use of the Software, the Documentation, the Third Party Database and other SAP Proprietary Information licensed under this Agreement provided that SAP promptly notifies Licensee in writing of such claim and that Licensee is permitted to control fully the defense and any settlement of the claim.

10.5. SAP's Right to Commence infringement Actions. SAP alone shall be responsible for taking such actions which it determines are reasonably necessary or desirable in its sole discretion in connection with any infringement or alleged infringement by a third party of any portion of the Software, the Documentation, the Third Party Database and other SAP Proprietary Information. Licensee shall not undertake any action in response to any infringement or alleged infringement of the Software, the Documentation, the Third Party Database and other SAP Proprietary Information without the prior written consent of SAP, which consent shall not be unreasonably withheld. Licensee agrees to cooperate with and assist SAP in taking whatever action which SAP determines to be reasonably necessary or desirable in Connection therewith. SAP agrees to reimburse Licensee for reasonable legal fees and other expenses incurred in connection with such cooperation and assistance.

10.6. SAP's Duty to Indemnify Licensee. THE PROVISIONS OF THIS SECTION 10 STATE THE SOLE, EXCLUSIVE AND ENTIRE LIABILITY OF SAP, SAP AG, AND THEIR LICENSORS TO LICENSEE, AND LICENSEES SOLE REMEDY WITH RESPECT TO THE INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

11. DISPUTE RESOLUTION.

Any controversy or claim arising out of or relating to this Agreement or the breach thereof, shall be submitted exclusively to the Seoul District Court for adjudication. This Section 11 shall survive termination or expiration of this Agreement.

12. ASSIGNMENT.

Licensee may not without SAP's prior written consent, assign, delegate, sublicense, pledge, or otherwise transfer this Agreement or any of its tights or obligations under this Agreement or the SAP Proprietary Information, to any party, including any Affiliate. Any permitted assignment of this Agreement shall provide that the provisions of this Agreement shall continue in full force and that Licensee shall guarantee the performance of its assignee and shall remain liable for all obligations hereunder. SAP may assign this Agreement to SAP AG.

13. GENERAL PROVISIONS.

13.1. Rights to Injunctive Relief. Both parties acknowledge that legal remedies may be inadequate to provide SAP, SAP AG or Licensee with full compensation in the event of Licensee's material breach of Sections 2, 6, or 13.6 or SAP's material breach of Section 6 with respect to Licensee Proprietary Information, and that the non-breaching party shall therefore be entitled to seek injunctive relief in the event of any such material breach.

13.2. Entire Agreement. This Agreement and each Appendix hereto constitute the complete and exclusive statement of the agreement between SAP and Licensee, and all previous representations, discussions and writings are superseded by this Agreement This Agreement may be modified only by a writing signed by both parties. This Agreement and each Appendix hereto shall prevail over any additional, conflicting or inconsistent terms and Conditions which may appear on any purchase order or other document furnished by Licensee to SAP.

13.3. Severability. It is the intent of the parties that in case any one or more of the provisions contained in this Agreement shall be held to be invalid or unenforceable in any respect such invalidity or unenforceability shall not affect the other provisions of this Agreement and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

13.4. No Waiver. If either party should waive any breach of any provision of this Agreement it shall not thereby be deemed to have waived any succeeding breach of the same provision.

13.5. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original and which shall together constitute one Agreement.

13.6. Export Control Notice. Regardless of any disclosure made by Licensee to SAP of an ultimate destination of the Software, the Documentation, the Third Party Database, other SAP Proprietary Information or any part thereof, Licensee shall comply with the export and regulations of Germany, Korea, the United States and all other applicable export control laws and regulations of other countries. Further, Licensee will not re-export or transfer, whether directly or indirectly, the Software, the Documentation, the Third Party Database, other SAP Proprietary Information or any system incorporating the Software or any part thereof to anyone outside the Territory, or to anyone in the Territory in such manner that constitutes an exportation under applicable laws or regulations, without first obtaining all requisite approvals, and from governmental authorities or agencies which have competence over or transfer of the Software, the Documentation, the Third Party Database or other SAP Proprietary Information and meeting any other applicable governmental requirements. Licensee shall be responsible for complying with all applicable governmental regulations in the Territory or any foreign countries with respect to the use of the Software, the Documentation, the Third Party Database, other SAP Proprietary Information by Licensee and by b authorized Affiliates outside of the Territory, including, but not limited to import and export restrictions, obtaining any necessary consents and licenses and registering or filing any documents. Licensee shall be solely responsible for all costs with such compliance. Licensee shall defend, indemnify and hold SAP, SAP AG and its licensers harmless from and against any and all claims, Judgments, costs, awards, expenses (including reasonable attorneys' fees) and liability of any kind arising out of the non-compliance with applicable governmental regulations, statute, or other obligation with respect to the use of the Software, the Documentation, the Third Party Database, other SAP Proprietary Information outside the Territory by Licensee or its authorized Affiliates. The provisions of this SubSection 13.6 shall survive the termination or expiration of this Agreement

13.7. Publicity. Neither party shall use the name of the other in publicity, advertising, or similar activity without the prior written consent of the other, except that Licensee hereby consents to SAP's inclusion of Licensee's name in customer listings which may be published as part of SAP's marketing efforts.

13.8. Governing Law. This Agreement shall be governed by and construed under the laws of Korea without reference to its conflict of law rules. This Section 13.8 shall survive termination or expiration of this Agreement

13.9. Notices. All notices or reports which are required or may be given pursuant to this Agreement shall be in writing and shall be deemed duly given when delivered to the respective executive offices of SAP and Licensee.

13.10. Force Majeure. Any delay or nonperformance of any provisions of this Agreement (other than for the payment of amounts due hereunder) caused by conditions beyond the reasonable control of the performing party shall not constitute a breach of this Agreement, and the time for performance of such provision, if any, shall be deemed to be extended for a period equal to the duration of the conditions preventing performance.

13.11. Termination of the End-Use Agreement and the Letter. The End-User Agreement and the Letter are hereby SAP and Licensee. Any of the provisions, terms, and conditions of the Letter are Agreement which conflicts with any of the provisions, terms, and conditions of the End-User Agreement and the Letter shall supersede and modify such provisions, terms, and conditions thereto.

13.12. The R/3 Software End-User Value License Agreement between SAP America Inc. and Hyundai Electronics America Incorporated(hereinafter referred to as "HEA") executed in May 1997 (hereinafter referred to as "HEA Agreement"), and the R/3 Software End-User Value License Agreement between SAP America Inc. and Maxtor Corporation (hereinafter referred to as "Maxtor") executed in May 1997 (hereinafter referred to as "Maxtor Agreement"). shall be terminated and superseded by this Agreement when the HEA Agreement and the Maxtor Agreement are terminated by and SAP America Inc. and HEA, and SAP America Inc. and Maxtor. SAP shall make its best efforts to make SAP America inc. reverse the HEA Agreement and the Maxtor Agreement, and Licensee shall make its best efforts to make HEA reverse the HEA Agreement and Maxtor reverse the Maxtor Agreement SAP agrees that payments by Licensee shall be held until the HEA Agreement and the Maxtor Agreement are reversed.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Agreement to become effective as of the date written below.

Effective Date:   30, June 1997

Hyundai Information Technology Co., Ltd.    SAP Korea Ltd.
Hyundai Bldg. Annex                         23rd Floor, SsangYong Tower
140-2, Kye-dong, Chongro-ku                 23-2 Yoido-dong, Youngdeungpo-ku
Seoul, 110-793 Korea                        Seoul, 150-010 Korea

By:________________________________         By:________________________________
Name:______________________________         Name:______________________________
Title:_____________________________         Title:_____________________________

By:________________________________         By:________________________________
Name:______________________________         Name:______________________________
Title:_____________________________         Title:_____________________________

By:________________________________         By:________________________________
Name:______________________________         Name:______________________________
Title:_____________________________         Title:_____________________________

                                    Exhibit A
                                       to
                                    SAP KOREA
           R/3 SOFTWARE END-USER VALUE LICENSE AGREEMENT ("Agreement")

--------------------------------------------------------------------------------

                                List of Countries

Licensee agrees that each country where the licensed Software System shall be installed and/or Used, shall be listed in this Exhibit A.

Pursuant to the Agreement the definition of Territory shall include the following countries:

Argentina                        Australia
Austria                          Bangladesh
Belgium                          Brazil
Canada                           Chile
China                            CIS
Costa Rica                       Colombia
Czech Republic                   Croatia
Germany                          Egypt
Hong Kong                        France
India                            Guatemala
Italy                            Hungary
Japan                            Jordan
Korea                            Malaysia
Mexico                           Nigeria
Pakistan                         Panama
Philippines                      Poland
Portugal                         Romania
Singapore                        Saudi Arabia
South Africa                     Slovakia
Spain                            Sri Lanka
Sweden                           Taiwan
Thailand                         The Netherlands
The Union of Myanmar             Turkey
United Arab Emirates             United Kingdom
United States of America         Vietnam

As far as available, SAP will deliver the country version. In all other cases, SAP will deliver the standard English or German version.

Each additional country (not mentioned above) which will be added to this Exhibit A shall be mutually agreed and confirmed in writing between SAP and Licensee.

                                    Exhibit B
                                       to
                                    SAP KOREA
           R/3 SOFTWARE END-USER VALUE LICENSE AGREEMENT("Agreement")

--------------------------------------------------------------------------------

                                List of Companies

Licensee agrees that each Affiliate which shall install and/or Use the licensed Software System shall be listed in this Exhibit B.

Pursuant to the Agreement the definition of Affiliate shall include the following companies:

Aluminum of Korea Ltd.
Hyundai Motor Company
Hyundai Aluminum Industry Co., Ltd.
Hyundai Construction Equipment Service Co., Ltd.
Hyundai Corporation
Hyundai Electronics Industries Co., Ltd.
Hyundai Elevator Co., Ltd.
Hyundai Engineering & Construction Co., Ltd.
Hyundai Engineering Co., Ltd.
Hyundai Heavy Industries Co., Ltd.
Hyundai Housing & Industrial Development Co., Ltd.
Hyundai Institute for Human Resource Development
Hyundai International Merchant Bank
Hyundai Marine & Fire Insurance Co., Ltd.
Hyundai Merchant Marine Co., Ltd.
Hyundai Mipo Dockyard Co., Ltd.
Hyundai Motor Service Co., Ltd.
Hyundai Oil Refinery Co., Ltd.
Hyundai Petrochemical Co., Ltd.
Hyundai Pipe Co., Ltd.
Hyundai Precision & Industry Co., Ltd.
Hyundai Research Institute
Hyundai Securities; Co., Ltd.
Hyundai Wood Industries Co., Ltd.
Inchon Iron & Steel Co., Ltd.
KEFICO Corporation
Keumkang Development Industrial Co., Ltd.
Koryeo Industrial Development Co., Ltd.

Each additional company (not mentioned above) which will be added to this Exhibit B shall be mutually agreed and confirmed in writing between SAP and Licensee.

                                   Appendix 1
                                       to
                 R/3 Software End-User Value License. Agreement
                                  ("Agreement")

--------------------------------------------------------------------------------

This Appendix 1 is hereby annexed to and made a part of the Agreement specified above. In each instance in which the provisions of this Appendix 1 contradict or are not consistent with the provisions of the Agreement, the provisions in this Appendix 1 shall prevail and govern, and the contradicted or inconsistent provisions of the Agreement shall be deemed amended accordingly.

1. Pursuant to the above mentioned Agreement Software and Third Party Database licensed to Licensee consists of the Software as described below:

        Software Description

        General Function Blocks:


                                                                         Number of
                                                        Number of        Information    Number of
                                          Denote "X"    Names Users      Users          R/C Users
                                          if Licensed   Licensed         Licensed       Licensed
                                          -----------   -----------      -----------    --------
FI               Financial/Asset               X
                 Accounting
TR-CM            Case Management               X
IM               Investment Management         X
CO               Controlling                   X
EC               Enterprise Controlling        X
PS               Project System                X
MM               Materials Management          X
PM               Plant Maintenance             X
SD               Sales and Distribution        X
PP               Production Planning           X
                                                             4,074           1,022          1,764
                                                            (Total)         (Total)        (Total)

Special Function Blocks:

                                                                         Number of DW Users
                                                 Denote "X" if Licensed  Licensed
                                                 ----------------------  --------
DW                       ABAP/4 Development                X                      140
                         Workbench

Basis System and Database:

                                                                         Number of
                                                                         Basis/Workflow Users
                                                 Denote "X" if Licensed  Licensed
                                                 ----------------------  --------
BC                       Basis/Workflow with               X                     1,720
                                                                                 -----
                         database interface
BC                       Basis/Workflow with            _______
                         installation-related
                         Database
BC                       Basis/Workflow with            _______
                         ADABAS D Database
BC                       Basis/Workflow with            _______
                         Infromix Online for
                         SAP Database
BC                       Basis/Workflow with               X                     5,280
                                                                                 -----
                         Oracle 7 Runtime
                         Database
BC                       Oracle 7E-ASL                     X                      140
                         Database surcharge                                       ---



Human Resource Management Function Blocks:

                                                                         Number of Master
                                                 Denote "X" if Licensed  Records Licensed
                                                 ----------------------  ----------------
PA                       Personnel                         X                     14,000
                                                                                 ------
                         Administration and
                         Payroll
PD                       Personnel Planning                X                     14,000
                         and Development                                         ------

Optional Packages:

                                                           Quantities
                                                           Licensed
TR-TM                Treasury                _______            _______       Named User(s)
                     Management
BC/DW                R/3 Data Model          _______            _______       copies (one copy
                     in ADW Format                                            per Designated
                                                                              Unit)
PP-EC                External                _______           ________       copies (one copy
                     Communication                                            per Designated
                                                                              Unit)


Industry Solutions:

PP-PI                Process Industry        _______            _______       licenses (one
                                                                              license per
                                                                              Designated Unit)

2. The total number of Users licensed to Use the Software and the Third Party Database according to the respective rights set forth in the Agreement is as follows:


                                        Double Byte        Single Byte        Total
                     Named Users             3,066              1,008              4,074
                     Info Users                630                392              1,022
                     R/C Users                 420              1,344              1,764
                     DW Users                   84                 56                140
                     Basis/Workflow          4,200              1,080              5,280
                     Users
                     Basis/Workflow              0              1,720              1,720
                     database
                     interfaces
                     PA Master Records       5,000              9,000             14,000
                     PD Master Records       5,000              9,000             14,000

        a. Subject to the written agreement of SAP, Licensee may exchange three (3) Double Byte Named Users for four (4) Single Byte Named Users. However, such exchanges shall be subject to additional License Fees (for the Third Party Database) for the increase in the number of Users.

        b. The Single Byte Named Users in this Agreement are priced for use in North America/Asia Pacific. Subject to the written agreement of SAP, Licensee may exchange two (2) Single Byte Named Users for use in North America/Asia Pacific, for three (3) Single Byte Named Users for use in Europe. However, such exchanges shall be subject to additional License Fees (for the Third Party Database) for the increase in the number of Users.

3. The License Fee, net of discounts, to license the Software and the Third Party Database specified in Clause 1 above, for the number of Users specified in Clause I and Clause 2 above, is WON 8,256,624,000 for Double Byte Users and DEM 5,851,200 for Single Byte Users. In addition to the provisions set forth in the main body of the Agreement the following Use restrictions shall apply:

        a. The total number of Users permitted to access and/or Use the Software and the Third Party Database in accordance with the provisions of the Agreement shall not exceed the total number of Users as specified in Clause 1 and 2 above.

        b. The total number of Master Records created by the applicable Users, as related to the PA and PD Function Blocks shall not exceed total number of Master Records as specified in Clause 1 and 2 above. All Users of PA and PD Function Blocks must be licensed as Basis/Workflow Users.

        c. The quantifies of the Optional Packages shall not exceed the quantifies as specified in Clause 1 above.

        d. The number of copies of the Software and the Third Party Database to be licensed for Productive Use shall not exceed 50, and the Software and the Third Party Database shall be installed on not more than 50 Designated Units in the Territory.

        e. SAP or SAP AG shall provide Maintenance Services to not more than four(4) Designated Site(s) as set forth in Clause 7 and Licensee must set up Customer Competence Centers as set forth in Clause 8 to support Licensee and/or Licensee Affiliates.

4. The Net License Fee as specified in Clause 3 above shall be licensed, invoiced and paid as follows:

        a. SAP shall invoice Licensee on 30 June 1997, the Licensee Fee of WON 6,094,174,857 for 3,100 Double Byte Users.

Double Byte    License for   License to   Licensee Fee     Invoice Date  Payment Due
Users          up to ____    use From     (WON)                          Date
               Users
Phase I        600           30.06.1997   1,179,517,714    30.06.1997    31.07.1997
Phase II       400           30.06.1997   786,345,143      30.06.1997    31.12.1997
Phase III      500           30.06.1997   982,931,429      30.06.1997    30.06.1998

Phase IV       600           30.06.1997   1,179,517,714    30.06.1997    31.12.1998
Phase V        1,000         30.06.1997   1,965,862,857    30.06.1997    30.06.1999


        b. SAP shall invoice Licensee on 30 June 1997, the Licensee Fee of DEM 5,224,287 (for 2,500 Single Byte Users) in WON at the then prevailing exchange rate.

Single Byte    License for   License to   Licensee      Invoice Date  Payment
Users          up to ____    use From     Fee (DEM)                   Due Date
               Users
--------------------------------------------------------------------------------
Phase I        2,200         30.06.1997   4,597,373     30.06.1997    31.07.1997
Phase II       100           30.06.1997   208,971       30.06.1997    31.12.1997
Phase III      -             -            -             -             -
Phase IV       -             -            -             -             -
Phase V        200           30.06.1997   417,943       30.06.1997    30.06.1999

        c. For the remaining 1,400 Users, Licensee shall call-off Users, and SAP shall invoice Licensee for the License Fees, according to the mutually agreed call-off schedule as follows:

Double Byte      License for   License to      Licensee Fee     Invoice Date    Payment Due
Users            up to ____    use From        (WON)                            Date
                 Users
-------------------------------------------------------------------------------------------
Stage I          -             -               -                -               -
Stage II         100           31.12.1997      196,586,286      31.12.1997      31.01.1998
Stage III        -             -               -                -               -
Stage IV         200           31.12.1998      393,172,571      31.12.1998      31.01.1999
Stage V          800           30.06.1999      1,572,690,286    30.06.1999      31.07.1999

Single Byte    License for   License to   Licensee      Invoice Date  Payment
Users          up to ____    use From     Fee (DEM)                   Due Date
               Users
------------------------------------------------------------------------------
Stage 1        -             -            -             -             -
Stage 11       -             -            -             -             -
Stage III      100           30.06.1998   208,971       30.06.1998    31.07.1998
Stage IV       100           31.12.1998   208,971       31.12.1998    31.01.1999
Stage V        100           30.06.1999   208,971       30.06.1999    31.07.1999

        SAP and Licensee agree that the call-off schedule shall be reviewed regularly and any changes to the call-off schedule to reflect actual usage(subject to a minimum of 50 actual users)can be made by prior mutual written agreement.

        Licensee confirms its intention to complete the call-off of Users by 30 June 1999 subject to the progress of R/3 projects within the Hyundai Group of Companies.

        For the Licensee Fee stated in DEM in this Section C, SAP shall invoice in WON at the then prevailing exchange rate.

5. In the event that additional Software or products or number of Users, other than that specified in Clause 2, are licensed to Licensee, and/or Use restrictions as specified in Clause 3 above change, Licensee agrees within a reasonable period of time to provide written notice to SAP. SAP may amend its discounts and shall adjust the invoicing for License Fees and Maintenance Fees, unless otherwise stated in this Appendix 1, according to SAP's then current pricing policies in effect Such License Fees and Maintenance Fees shall be payable, within thirty (30) days from invoice date.

6. For the Software to be installed at each specific Licensee and/or Affiliate Designated Site within the Territory, both Licensee and SAP agree to execute Appendices to this Agreement in a form similar to Appendix 2 (as attached), prior to delivery to such Designated Site. Licensee shall be responsible to ensure that Licensee Affiliates abide by all the provisions of the Agreement.

7. Maintenance Services for the licensed Software are limited to the following Designated Site(s), which shall be set up as Customer Competence Centers:

        a.      Company:      Hyundai Information Technology Co., Ltd.
                Address:      Hyundai Bldg.  Annex 140-2, Kye-dong, Chongro-ku,
                              Seoul, 110-793 Korea

        b.      To be advised by Licensee by third quarter 1997(North America).

        c.      To be advised by Licensee by third quarter 1997(North America).

        d.      To be advised by Licensee by fourth quarter 1997(Europe).

        Maintenance Services for the Software installed at the above specified Designated Site(s), shall commence on 1 January 1998. Until such date Maintenance Services shall be provided pursuant to Section 8, Performance Warranty, of the Agreement.

        Maintenance Fees shall be invoiced by SAP to Licensee annually in advance at the beginning of each calendar year and payable to SAP within thirty (30) days from invoice date at the following rates:

        Year I (Jan. 1998 - Dec. 1998) 5% of License Fees on actual usage basis

        Year 2 (Jan. 1999 - Dec. 1999) 10% of License Fees on actual usage basis Year 3 (Jan. 2000 - Dec. 2000) 15% of License Fees on actual usage basis

        Maintenance Fees after Year 3 shall be priced at SAP's then current pricing in effect.

        SAP and Licensee shall mutually agree on the schedule of actual usage prior to the commencement of each calendar year for the purpose of calculating the Maintenance Fees.

        In the event Maintenance Services have commenced and additional Users are subsequently licensed by Licensee, the increased Maintenance Fees caused by such additional Users shall be due from the beginning of the execution of the additional license and payable net thirty (30) days upon receipt of SAP invoice.

        SAP America, Inc. and Hyundai Electronics America incorporated / Maxtor will confirm the Software Maintenance Response Schedule in the same form as the Schedule A to the SAP America, lnc. R/3 Software End-User License Agreement with Hyundai Electronics America, Incorporated issued on 28 May 1997.

        SAP and Licensee shall confirm the Software Maintenance Response Schedule similar to the Schedule A in the SAP America, Inc. R/3 Software End-user License Agreement.

8. Licensee agrees to set up Customer Competence Center which is the initial contact point for Licensee for questions and problems relating to SAP, the Software and the Use. Licensee agrees to provide the Customer Competence Center with the following minimum functions.

        a. Setup and operation of a First Level Service for Basis/Workflow and applications during normal local working hours (at least 8 hours a day, 5 days a week).

        b. Contract processing in conjunction with SAP (system auditing, maintenance billing, release order processing, user master and installation data management).

        c. Internal promotion support for the organization and performance of internal demos, information events, and marketing campaigns.

        d. Coordination of development requests, i.e. collection and discussion of requests from the group and representation of the group's interests at SAP.

        In the event that Licensee fails to provide the above minimum functions within one year of the effective date of this Agreement, SAP shall be entitled to charge the Software Maintenance Fees based on the then current list prices of the Software.

9. Early Watch Service for the licensed Software which provides for remote diagnostics and performance monitoring from SAP, is for six sessions per year for each of the Designated Unit(s) at the Designated Site(s) specified in the Appendix 2 to this Agreement. Early Watch Service is mandatory for each Designated Unit on which the Software is used for Productive Use.

        Early Watch Service shall commence prior to the date when the Software will begin to be used for Productive Use and such commencement date shall be specified in the Early

        Watch Service Order Form to be provided by Licensee to SAP. Early Watch Service Fees shall be invoiced by SAP annually in advance at the beginning of each year and payable to SAP within thirty (30) days from invoice date. Early Watch Service Fees for six sessions per year are as follows:

        WON 6,000,000 per year for each Designated Unit

        The fees for six sessions for the initial year shall include one additional free session which will be provided prior to such six sessions. Such one free session shall be taken prior to the date when the Software is used for Productive Use. The right of the Licensee for the free session expires in the event Licensee does not take such session prior to the Productive Use of the Software.

        In the initial year, if the period is less than a calendar year, the charge shall be on a pro rata basis for such period, and shall be invoiced upon completion of the first session.

        The above charge is not refundable even in the event that the number of sessions is not performed. SAP is entitled to change the above specified Early Watch Service Fees upon three month prior written notice to Licensee.

10. In the event Licensee is functionality, Licensee is responsible to license or purchase a required third party EDI translator/interpreter. Such EDI translator/interpreter shall be licensed or provided directly from a Third Party vendor to Licensee. SAP, SAP AG and their Third Party Database licensers shall have no liability with respect to such EDI translator/interpreter or any interoperability or other problems or damages caused by the EDI translator/interpreter when used with the Software System.

11. In the event that Optional Packages are licensed by Licensee herein, all such Optional Package Software (excluding TR-TM Treasury Management) must be licensed at a minimum quantity of one (1) copy per Designated Unit The number of copies of Optional Packages, as well as the number of ABAP/4 Development Workbench Named Users licensed by Licensee are specified in Clause 1 above.

12. In the event PP-PI Process Industry functionality is licensed by Licensee, the parties acknowledge and agree the functions performed by PP-PI Software are dependent on accurate and complete input elements and instructions, and on the continued monitoring of the subject process. Licensee acknowledges that it is Licensees sole obligation to ensure the accuracy and completeness of all data processed by the PP-PI Software. PP-PI functionality, is not licensed hereunder for Use in the operation of nuclear or other power generation, aviation or mass transit applications. SAP, SAP AG, its affiliated group companies, and its and their licensers shall not be liable for any claims or damages arising from inherently dangerous or negligent Use of the PP-PI Software and/or third party software licensed hereunder.

13. Each Productive Use copy and Non-Productive Use copy of the Software licensed herein requires a license keycode. For each installation of the Software, five (5) keycodes shall be provided; one (1) keycode for Productive Use of the Software and four
        (4) keycodes for Non-Productive Use of the Software. The license keycodes will be issued by SAP AG within four (4) weeks from the date of installation of the Software on each Designated Unit. The required form to receive the license keycode from SAP AG must be executed by Licensee and taxed to SAP AG within the four (4) week period following installation of the Software. The applicable form and fax number will be included in each installation kit provided to Licensee upon delivery of the Software. Licensees that subsequently change Designated Units for Use of the licensed Software must be re-issued license keycodes for each respective copy of the licensed Software. Failure of Licensee to obtain necessary license keycodes for the licensed Software within four (4) weeks of installation of such Software will cause the Software to have limited User access until the time that the license keycodes are issued.

Appendix 1.1

                                       to
                  R13 Software End-User Value License Agreement
                                  ("Agreement")

--------------------------------------------------------------------------------


This Appendix 1.1 is hereby annexed to and made a part of the Agreement specified above. In each instance in which the provisions of this Appendix 1.1 contradict or are not consistent with the provisions of the Agreement the provisions in this Appendix 1.1 shall prevail and govern, and the contradicted or inconsistent provisions of the Agreement shall be deemed amended accordingly.

1. Pursuant to the above mentioned Agreement Software and Third Party Database licensed to Licensee consists of the Software as described below:

        Software Description

        General Function Blocks:

                                                          Number of       Number of
                                          Denote "X" if   Named Users     Information     Number of R/C
                                          Licensed        Licensed        Users Licensed  Users Licensed
                                          --------        -----------     --------------  --------------
F1           Financial/Asset Accounting         x
TR-CM        Cash Management                    x
IM           Investment Management              x
CO           Controlling                        x
EC           Enterprise Controlling             x
PS           Project System                     x
MM           Materials Management               x
PM           Plant Maintenance                  x
SD           Sales and Distribution             x
PP           Production Planning                x         186             53                 -----------
                                                          (Total)         (Total)            (Total)


Special Function Blocks:

                                                                         Number of DW Users
                                                 Denote "X" if Licensed  Licensed
                                                 ----------------------  ------------------
DW                       ABAP/4 Development      x                       12
                         Workbench

Basis System and Database:

                                                                         Number of
                                                       Denote "X"        Basis/Workflow
                                                      if Licensed        Users Licensed
                                                      -----------        --------------
BC                       Basis/Workflow with
                         database interface              ______
BC                       Basis/Workflow with
                         installation-related
                         Database                        ______
BC                       Basis/Workflow with
                         ADABAS D Database               ______
BC                       Basis/Workflow with
                         Informix Online for
                         SAP Database                    ______
BC                       Basis/Workflow with
                         Oracle 7 Runtime
                         Database                          x                    251
BC                       Oracle 7E-ASL
                         Database surcharge                x                    12

Human Resource Management Function Blocks:

                                                    Denote "X"           Number of Master
                                                    if Licensed          Records Licensed
                                                    -----------          ----------------
PA                       Personnel                       x                     1,000
                         Administration and
                         Payroll

PD                       Personnel Planning              x                     1,000
                         and Development

Optional Packages:

                                          Denote "X"
                                          if Licensed    Quantities Licensed
                                          -----------    -------------------
TR-TM      Treasury Management               ____                ____          Named User(s)
BC/DW      R/3 Data Model in ADW             ____                ____          copies (one copy per Designated
           Format                                                              Unit)
PP-EC      External Communication            ____                ____          copies (one copy per Designated
                                                                               Unit)
Industry Solutions:
PP-PI      Process Industry                    x                  x            licenses (one license per
                                                                               Designated Unit)

2. The total number of Users licensed to Use the Software and the Third Party Database according to the respective rights set forth in the Agreement is as follows:

                                                     Single Byte
               Named Users                               186
               Info Users                                 53
               DW Users                                   12
               Basis/Workflow Users                      251
               PA Master Records                       1,000
               PD Master Records                       1,000

3. The License Fee, net of discounts, to license the Software and the Third Party Database specified in Clause 1 above, for the number of Users specified in Clause 1 and Clause 2 above, is WON 687,228,000. In addition to the provisions set forth in the main body of the Agreement, the following Use restrictions shall apply:

        a. The total number of Users permitted to access and/or Use the Software and the Third Party Database in accordance with the provisions of the Agreement shall not exceed the total number of Users as specified in Clause 1 and 2 above.

        b. The total number of Master Records created by the applicable Users, as related to the PA and PD Function Blocks shall not exceed total number of Master Records as specified in Clause 1 and 2 above. All Users of PA and PD Function Blocks must be licensed as Basis/Workflow Users.

        c. The quantities of the Optional Packages shall not exceed the quantities as specified in Clause 1 above.

        d. The number of copies of the Software and the Third Party Database to be licensed for Productive Use shall not exceed 10, and the Software and the Third Party Database shall be installed on not more than 10 Designated Units in the Territory.

        e. SAP or SAP AG shall provide Maintenance Services to not more than four (4) Designated Site(s) as set forth in Clause 9 and Licensee must set up Customer Competence Centers as set forth in Clause 10 to support Licensee and/or Licensee Affiliates.

4. The Net License Fee of WON 687,228,000 as specified in Clause 3 above has already been invoiced to Licensee in 1996 under the End-User Agreement, and out of this License Fee, WON 413,432,000 has already been paid and the balance WON 273,796,000 shall be paid to SAP by 31 July 1997.

5. In consideration of the volume of Users committed by Licensee in Appendix I of this Agreement SAP shall grant Licensee a credit note of WON 301,749,244 on 31 July 1997.

6. Licensee has already called off Users in accordance with the End-User Agreement as follows;

        a.     Company:      Hyundai Semiconductor America Inc.
               Address:      171 0 Willow Creek Circle, #12 Eugene, OR 97402,
                             USA

                       75    Named Users
                       24    Info Users
                        2    D/W Users
                      101    BC Users with Oracle 7 Runtime Database
                        2    Oracle 7E-ASL license surcharge
                    1,000    PA Master Records
                    1,000    PD Master Records

        b.     Company:      Hyundai Electronics Industries Co. Ltd.,
                             Memory Business Division
               Address:      140-21 Kye-dong, Chongro-ku, Seoul,. 110-793 Korea

                       40    Named Users
                        5    Info Users
                        5    D/W Users
                       50    BC Users with Oracle 7 Runtime Database
                        5    Oracle 7E-ASL license surcharge

        c.     Company:      Hyundai Precision America Inc.
               Address:      8880 Rio San Diego Dr., Suite 600, San Diego,
                             CA 92108, USA

                       71    Named Users
                       24    Info Users
                        5    D/W Users
                      100    BC Users with Oracle 7 Runtime Database
                        5    Oracle 7E-ASL license surcharge

7. In the event that additional Software or products or number of Users, other than that specified in Clause 2, are licensed to Licensee, and/or Use restrictions as specified in Clause 3 above change, Licensee agrees within a reasonable period of time to provide written notice to SAP. SAP may amend its discounts and shall adjust the invoicing for License Fees and Maintenance Fees, unless otherwise stated in this Appendix 1.1, according to SAP's then current pricing policies in effect Such License Fees and Maintenance Fees shall be payable, within thirty (30) days from invoice date.

8. For the Software to be installed at each specific Licensee and/or Affiliate Designated Site within the Territory, both Licensee and SAP agree to execute Appendices to this Agreement in a form similar to Appendix 2 (as attached), prior to delivery to such

        Designated Site. Licensee shall be responsible to ensure that Licensee Affiliates abide by all the provisions of the Agreement.

9. Maintenance Services for the licensed Software are limited to the following Designated Site(s), which shall be set up as Customer Competence Centers:

        a.      Company:      Hyundai Information Technology Co., Ltd.
                Address:      Hyundai Bldg. Annex 140-2, Kye-dong, Chongro-ku,
                              Seoul, 110-793 Korea

        b.      To be advised by Licensee by third quarter 1997(North America).

        c.      To be advised by Licensee by third quarter 1997(North America).

        d.      To be advised by Licensee by fourth quarter 1997(Europe).

        Maintenance Services for the Software installed at the above specified Designated Site(s), have already commenced on 1 January 1997.

        Maintenance Fees shall be invoiced by SAP to Licensee annually in advance at the beginning of each calendar year and payable to SAP within thirty (30) days from invoice date at the following rates:

        Year 2 (Jan. 1998 - Dec. 1998) 10% of License Fees of WON 409,634,400 Year 3 (Jan. 1999 - Dec. 1999) 15% of License Fees of WON 409,634,400

        Maintenance Fees after Year 3 shall be priced at SAP's then current pricing in effect.

        In the event Maintenance Services have commenced and additional Users are subsequently licensed by Licensee, the increased Maintenance Fees caused by such additional Users shall be due from the beginning of the execution of the additional license and payable net thirty (30) days upon receipt of SAP invoice.

10. Licensee agrees to set up Customer Competence Center which is the initial contact point for Licensee for questions and problems relating to SAP, the Software and the Use. Licensee agrees to provide the Customer- Competence Center with the following minimum functions.

        a. Setup and operation of a First Level Service for Basis/Workflow and applications during normal local working hours (at least 8 hours a day, 5 days a week).

        b. Contract processing in conjunction with SAP (system auditing, maintenance billing, release order processing, user master and installation data management).

        c. Internal promotion support for the organization and performance of internal demos, information events, and marketing campaigns.

        d. Coordination of development requests, i.e. collection and discussion of requests from the group and representation of the group's interests at SAP.

        In the event that Licensee fails to provide the above minimum functions within one year of the effective date of this Agreement, SAP shall be entitled to charge the Software Maintenance Fees based on the then current list prices of the Software.

11. Early Watch Service for the licensed Software which provides for remote diagnostics and performance monitoring from SAP, is for six sessions per year for each of the Designated Unit(s) at the Designated Site(s) specified in the Appendix 2 to this Agreement Early Watch Service is mandatory for each Designated Unit on which the Software is used for Productive Use.

        Early Watch Service shall commence prior to the date when the Software will begin to be used for Productive Use and such commencement date shall be specified in the Early Watch Service Order Form to be provided by Licensee to SAP. Early Watch Service Fees shall be invoiced by SAP annually in advance at the beginning of each year and payable to SAP within thirty (30) days from invoice date. Early Watch Service Fees for six sessions per year are as follows:

               WON 6,000,000 per year for each Designated Unit

        The fees for six sessions for the initial year shall include one additional free session which will be provided prior to such six sessions. Such one free session shall be taken prior to the date when the Software is used for Productive Use. The right of the Licensee for the free session expires in the event Licensee does not take such session prior to the Productive Use of the Software.

        In the initial year, d the period is less than a calendar year, the charge shall be on a pro rata basis for such period, and shall be invoiced upon completion of the first session.

        The above charge is not refundable even in the event that the number of sessions is not performed. SAP is entitled to change the above specified Early Watch Service Fees upon three month. prior written notice to Licensee.

12. In the event Licensee is utilizing EDI functionality, Licensee is responsible to license or purchase a required third party EDI transistor/interpreter. Such EDI transistor/interpreter shall be licensed or provided directly from a Third Party vendor to Licensee. SAP, SAP AG and their Third Party Database licensers shall have no liability with respect to such EDI translator/interpreter or any interoperability or other problems or damages caused by the EDI translator/interpreter when used with the Software System.

13. In the event that Optional Packages are licensed by Licensee herein, all such Optional Package Software (excluding TR-TM Treasury Management) must be licensed at a minimum quantity of one (1) copy per Designated Unit. The number of copies of Optional Packages, as well as the number of ABAP/4 Development Workbench Named Users licensed by Licensee are specified in Clause 1 above.

14. In the event PP-PI Process Industry functionality is licensed by Licensee, the parties acknowledge and agree the functions performed by PP-PI Software are dependent on accurate and complete input elements and instructions, and on the continued monitoring of the subject process. Licensee acknowledges that it is Licensee's sole obligation to ensure the accuracy and completeness of all data processed by the PP-PI Software. PP-PI functionality, is not licensed hereunder for Use in the operation of nuclear or other power generation, aviation or mass transit applications. SAP, SAP AG, its affiliated group companies, and its and their licensers shall not be liable for any claims or damages arising from inherently dangerous or negligent Use of the PP-PI Software and/or third party software licensed hereunder.

15. Each Productive Use copy and Non-Productive Use copy of the Software licensed herein requires a license keycode. For each installation of the Software, five (5) keycodes shall be provided; one (1) keycode for Productive Use of the Software and four (4) keycodes for Non-Productive Use of the Software. The license keycodes will be issued by SAP AG within four (4) weeks from the date of installation of the Software on each Designated Unit. The required form to receive the license keycode from SAP AG must be executed by Licensee and faxed to SAP AG within the four (4) week period following installation of the Software. The applicable form and fax number will be included in each installation kit provided to Licensee upon delivery of the Software. Licensees that subsequently change Designated Units for Use of the licensed Software must be re-issued license keycodes for each respective copy of the licensed Software. Failure of Licensee to obtain necessary license keycodes for the licensed Software within four (4) weeks of installation of such Software will cause the Software to have limited User access until the time that the license keycodes are issued.

                                   APPENDIX 2
                                       TO
                                    SAP KOREA
                  R13 SOFTWARE END-USER VALUE LICENSE AGREEMENT
                                  ("AGREEMENT")

                                     BETWEEN
                             SAP KOREA LTD. ("SAP")
                                       AND
                   HYUNDAI INFORMATION TECHNOLOGY ("LICENSEE")
             EFFECTIVE DATE OF THIS APPENDIX:_______________________

This Appendix is hereby annexed to and made a part of the Agreement specified above. Designated Unit(s) to be identified by Licensee to SAP in writing is/are as follows:

        Type/Model No.:________________________

        Serial No.:    ________________________

Designated Site to be identified by Licensee to SAP in writing is/are as follows:

        Company Name:  ________________________     ("Licensee Affiliate")
        Address:       ________________________
                       ________________________

1. Pursuant to the above mentioned Agreement Software and Third Party Database licensed to Licensee consists of the Software as described below, which is to be installed on the above specified Designated Unit(s) at the above specified Designated Site:

        Software Description

        General Function Blocks:

                                                            Number of    Number of
                                                              Named     Information    Number of
                                              Denote "X"      Users        Users      R/C Users
                                              if Licensed   Licensed     Licensed      Licensed
                                              -----------   ---------   -----------   ----------
          FI        Financial/Asset              _____
                    Accounting
          TR-CM     Cash Management              _____
          IM        Investment Management        _____
          CO        Controlling                  _____
          EC        Enterprise Controlling       _____
          PS        Project System               _____
          MM        Materials Management         _____
          PM        Plant Maintenance            _____
          SD        Sales and Distribution       _____

          PP        Production Planning          _____
                                                             -------      ------       -------
                                                             (Total)      (Total)      (Total)

        Special Function Blocks:

                                                            Number of
                                                            DW Users
                                                            Licensed
          DW        ABAP/4 Development           _____        _____
                    Workbench

        Basis System and Database:

                                                             Number of
                                                           Basis/Workflow
                                                               Users
                                                             Licensed
                                                           --------------
          BC        Basis/Workflow with          _____         _____
                    database interface
          BC        Basis/Workflow with          _____         _____
                    installation-related
                    Database
          BC        Basis/Workflow with          _____         _____
                    ADABAS D Database
          BC        Basis/Workflow with          _____         _____
                    Informix Online for SAP
                    Database
          BC        Basis/Workflow with          _____         _____
                    Oracle 7 Runtime
                    Database
          BC        Oracle 7E-ASL Database       _____         _____
                    surcharge

        Human Resource Management Function Blocks:

                                                            Number of
                                                             Master
                                                             Records
                                                            Licensed
                                                            --------
          PA        Personnel                    _____        _____
                    Administration and
                    Payroll
          PD        Personnel Planning and       _____        _____
                    Development

Optional Packages:

                                                           Quantities
                                                            Licensed
                                                            --------
          TR-TM     Treasury Management          _____        _____     Named User(s)
          BC/DW     R/3 Data Model in ADW        _____        _____     copies (one copy per
                    Format                                              Designated Unit)
          PP-EC     External Communication       _____        _____     copies (one copy per
                                                                        Designated Unit)
          Industry Solutions:
          PP-PI     Process Industry             _____        _____     licenses (one license
                                                                        per Designated Unit)

2. The total number of Users licensed to Use the Software according to the respective rights set forth in the Agreement at the above specified Designated Unit(s) at the above specified Designated Site is as follows:

                                                Double Byte      Single Byte         Total
          Named Users                              _____            _____            _____
          Info Users                               _____            _____            _____
          R/C Users                                _____            _____            _____
          DW Users                                 _____            _____            _____
          Basis/Workflow Users                     _____            _____            _____
          Basis/Workflow database interfaces       _____            _____            _____
          PA Master Records                        _____            _____            _____
          PD Master Records                        _____            _____            _____

3. Delivery of the above specified Software, the Documentation and the Third Party Database licensed herein to the above specified Designated Site, in the _________ language, shall be in the month of ____/____.

        Delivery of one set of Software, the Documentation and the Third Party Database licensed herein to such Designated Site shall be initiated upon execution of this Appendix 2 by the parties herein. Additional Documentation for the above specified Designated Site may be ordered by Licensee at SAP's then current prices in effect

(NOTE: USE THIS CLAUSE WHEN THE LICENSEE IS LICENSING THE THIRD PARTY DATABASE DIRECTLY FROM SOFTWARE AG, INFORMIX OR ORACLE).

4. Software licensed herein currently requires a Third Party Database which Licensee is licensing directly from the Third Party Database licensor.

        The invoice number and invoice date for such license from the Third Party Database licensor is as follows:

        Third Party Database Licenser:____________________
        Invoice Number:               ____________________
        Invoice Date:                 ____________________

        SAP makes no representations or Warranties as to the terms of any license or the operation of any Third Party Database obtained directly from a Third Party Database licenser. Licensee is responsible to arrange the necessary support and maintenance of the licensed Third Party Database directly from a Third Party Database licenser.

(NOTE. USE THIS CLAUSE WHEN THE LICENSEE IS LICENSING THE ORACLE 7 DIRECTLY FROM
SAP).

4. Software licensed herein currently requires a Third Party Database which has been licensed herein as the Oracle 7 Runtime Database. Such runtime database shall be limited to use by Licensee for the purpose of running the Software for Productive and Non-Productive Use of the Software.

        All Users who utilize SAP tools (in particular the ABAP/4 Development Workbench) to modify and/or extend the Software including writing in-house developments, and all Users who access Modifications, Extensions or in-house developments for Productive Use, are subject to an Oracle 7E-ASL surcharge.

        In the event Licensee uses the licensed Third Party Database other than as specified above, a Full License including programming tools provided through such Third Party Database licenser, can be licensed directly from the Third Party Database licenser.

Hyundai Information Technology Co., Ltd.            SAP Korea Ltd.
("Licensee")                                        ("SAP")


________________________________________            ____________________________
Name:                                               Name:
Title:                                              Title:

Licensee Affiliate agrees to abide by all the previsions of the above specified Agreement and agrees that SAP may directly enforce all such previsions against Licensee Affiliate as if it had executed the Agreement with SAP. In the event the Agreement is terminated for any reason, or if Licensee Affiliate ceases to be an Affiliate of Licensee, Licensee Affiliate agrees that all of its rights to access the Software will cease immediately.


________________________________________
("Licensee Affiliate")


________________________________________
Name:
Title:

                                    ADDENDUM
                                       TO
                                   APPENDIX 2A
                                       TO
                                    SAP KOREA
           R13 SOFTWARE END-USER VALUE LICENSE AGREEMENT("AGREEMENT")
                                      WITH
                     HYUNDAI INFORMATION TECHNOLOGY CO, LTD.
                             EFFECTIVE 30 JUNE 1997
                             ISSUED 3 NOVEMBER 1997



1.      Section 6.4 Paragraph (b)
        A new sentence shall be included to this Paragraph as follows; "If Licensee independently develops software that in no way uses any of SAP's Proprietary Information or otherwise breaches its obligations hereunder in the course of such independent development, then Licensee's obligation of giving SAP the right of first refusal as described herein shall not apply and the limitations described in the second sentence of Paragraph 2 of this Section 6.4(b) shall also not apply."

2. Section 10.3 Paragraph (a) The whole Paragraph shall be read as follows; "(a) Subject to Section 10.2. SAP shall indemnity Licensee against all claims, liabilities and costs, including attorneys' fees, up to the maximum amount described in Section 10.3(b), incurred in the defense of any claim brought against Licensee in the Territory by third parties alleging that Licensee's Use of the Software and the Documentation infringes or misappropriates (i) any Korean, United States or German patent of which SAP is aware, or (ii) a Korean, United States or German copyright or (iii) trade secret rights; provided that Licensee promptly notifies SAP in writing of any such claim and SAP is permitted to control fully the defense and any settlement of such claim. Licensee shall cooperate fully in the defense of such claim and may appear, at its own expense through counsel reasonably acceptable to SAP. SAP may, in its sole discretion, substitute for the Software and the Documentation alternative substantially equivalent non-infringing programs and supporting documentation."

3.      Section 12
        A new paragraph shall be included to this Section as follows;
        "Should Licensee, from time to time, sell or otherwise transfer the assets or equity ownership of any Licensee division, Affiliate, or business unit (all jointly hereafter referred to as "Business Unit"), and as part of such transfer Licensee agrees to provide transitional services to the Business Unit in connection with the transfer of such Business Unit including the use of Software by Licensee for such Business Unit then Licensee shall have the right to do so for a period of six (6) months after the completion of any such transfer with no additional payment to SAP. If Licensee, as part of any agreement with such Business Unit is required to provide such services for a period beyond six(6) month period subject to a mutually agreed upon payment to SAP. Upon Licensee no longer providing services to such Business Unit pursuant to this provision, SAP agrees that SAP will offer to license the Software to such Business Unit on SAP's then current prices and terms and conditions in effect."

4.      Section 13.13
        This new Section shall be included to the Agreement as follows;
        "13.13 Equal Opportunity. Licensee hereby incorporates by reference as part of this Agreement applicable provisions of Executive Order 11246 of U.S.A., regarding equal opportunity for all persons without regarding color, religion, sex or national origin; the Vietnam Era Veterans Readjustment Assistant Act of 1974 of U.S.A., as amended (the "Veteran Act"), the Rehabilitation Act of 1973 of U.S.A.(the "Rehab Act"), and the Small Business Act of 1958 of U.S.A. (the "Small Business Act"). Pursuant to Executive Order 11246 and particularly 41 C.F.R. 60-12, and by acceptance of this Agreement SAP certifies that it complies with the provisions of Executive Order 11246, the Veterans Act, the Rehab Act and the Small Business Act and SAP does not and will not maintain any facilities in a segregated manner or permit SAP's employees to perform their services at any locale under SAP's control, where segregated facilities are maintained. Further, SAP agrees that SAP will obtain a certificate containing similar statements prior to the award of any nonexempt subcontract."

5.      Section 13.14
        This new Section shall be included to the Agreement as follows; "13.14 Year 2000 Representation Language. SAP represents that its R/3 standard Software (excluding all third party products) has been or will be programmed to properly process and present dates beyond December 31, 1999."

Hyundai Information Technology Co., Ltd.     SAP Korea Ltd.
("Licensee")                                 ("SAP")


________________________________________     ___________________________________
Name:                                        Name:  Mr. Hae Won Choi
Title:                                       Title: Representative Director &
                                                     President

--------------------------------------------------------------------------------

Hyundai Information Technology USA Inc.      Maxtor Corporation
                                             ("Licensee Affiliate")


________________________________________     ___________________________________
Name:                                        Name:
Title:                                       Title:

1)  Maxtor (1,720 Users):  Single Byte

                                                                     Surcharge
Type                                 No. of Users    Unit Price    for Location     Amount (OEM)
----                                 ------------    ----------    ------------     ------------
GENERAL FUNCTION BLOCKS
- Operational User                         500           4,000           1.5         3,000,000
- DW User                                   20           7,500           1.5           225,000
- Information User                         200           2,000           1.5           600,000
- R/C User                               1,000           1,500           1.5         2,250,000
        Subtotal                         1,720                                       6,075,000
BASIS
- Workflow Interface                     1,720             650           1.5         1,677,000
        Subtotal                         1,720             650                       1,677,000

HR FUNCTION BLOCKS
HR-PA records                            5,000          60,000           1.5           390,000
HR-PD records                            5,000          30,000           1.5           225,000
        Subtotal                        10,000          90,000                         615,000


        TOTAL:  $2,218,650.00

                          LICENSE TERMINATION AGREEMENT


This License Termination Agreement ("Agreement"), effective November ___, 1997 ("Effective Date") is made by and between Maxtor Corporation, a Delaware corporation, having principal places of business at 510 Cottonwood Drive, Milpitas, California 95135 U.S.A. and 2190 Miller Drive, Longmont, Colorado 80501 U.S.A. ("Maxtor"), and SAP America, Inc., a Delaware corporation, having a principal place of business at International Court Three, 300 Stevens Drive, Philadelphia, Pennsylvania, 19311 U.S.A. ("SAP").

                                           PREAMBLE

WHEREAS, Maxtor acquired from SAP America Inc. a license to Use SAP's proprietary R/3 Software ("Software") pursuant to the End-User Software License Agreement effective May 30, 1997 between SAP and Maxtor ("End-User Agreement");

WHEREAS, an affiliate of Maxtor, Hyundai Information Technology Co., Ltd. (HIT) and an affiliate of SAP AG, SAP Korea Ltd. ("SAP Korea") having entered into that certain SAP Korea R/3 Software End-User Value License Agreement ("Value Agreement") effective June 30, 1997; and

WHEREAS, by way of Appendix 2A and the Addendum to Appendix 2a to the Value
        Agreement, HIT, SAP Korea, and Maxtor have agreed to make Maxtor an additional Licensee under the Value Agreement;

NOW, THEREFORE, the parties agree as follows:

                              TERMS AND CONDITIONS

1. SAP and Maxtor agree that as of the Effective Date the End-User Agreement is canceled and of no further force and effect and that such cancellation is without cost, liability, or penalty to either party. SAP and Maxtor each release each other of any and all claims arising from the End-User Agreement.

2. SAP agrees that Maxtor has no duty to return any and all Software received under the End-User Agreement and Maxtor agrees that any and all such Software is now licensed to Maxtor under the terms of the Value Agreement as if it had been originally delivered thereunder.

3. SAP agrees that all of Maxtor's customer numbers and installation numbers shall continue to be assigned to Maxtor and continue to be valid.

4. SAP agrees to make consulting services available to Maxtor under terms and conditions to be agreed upon from time to time.

5. OSS access, First Level Support, and other supports will be provided by SAP to Maxtor as specified in the Value Agreement, until such a time as it is mutually agreed by Maxtor and SAP that equivalent support services can be provided by HIT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MAXTOR CORPORATION                         SAP AMERICA, INC.

By:________________________________        By:__________________________________
               (signature)                                 (signature)

___________________________________        _____________________________________
              (print name)                                (print name)

___________________________________        _____________________________________
                 (title)                                     (title)


HYUNDAI INFORMATION TECHNOLOGY, INC.       SAP KOREA, INC.

By:________________________________        By:__________________________________
               (signature)                                 (signature)

___________________________________        _____________________________________
              (print name)                                (print name)

___________________________________        _____________________________________
                 (title)                                     (title)